Dear Fellow Shareholders:

We are pleased to present the second annual report of the Dobson Covered Call Fund (DCCF). For the twelve month period ending July 31, 2000 the Fund's total return was 3.59% and the average annual return since inception was 8.43%. This compares with 8.97% and 10.98%, respectively, for the S&P 500 Index. The Fund achieved these results with a volatility or risk level that was approximately 72% of the S&P 500 Index.

                                      DCCF              S&P 500 INDEX

    Average Annual Return
    Since Inception                   8.43%                 10.98%
    One year                          3.59%                  8.97%
    Standard Deviation (risk level)   3.06                   4.27

                                [OBJECT OMITTED]

                                      DCCF              S&P 500 INDEX

03/24/99                             $10,000               $10,000
03/31/99                             $10,390               $10,104
04/30/99                             $10,700               $10,495
05/31/99                             $10,610               $10,247
06/30/99                             $10,960               $10,811
07/31/99                             $10,780               $10,474
08/31/99                             $10,890               $10,421
09/30/99                             $10,630               $10,138
10/31/99                             $11,040               $10,779
11/30/99                             $11,140               $10,998
12/31/99                             $11,104               $11,645
01/31/00                             $10,843               $11,060
02/29/00                             $10,330               $10,851
03/31/00                             $11,167               $11,913
04/30/00                             $11,355               $11,554
05/31/00                             $11,345               $11,316
06/30/00                             $11,261               $11,595
07/31/00                             $11,167               $11,414


This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on March 24, 1999 (inception of the Fund) and held through July 31, 2000. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends and are not annualized. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

                                [OBJECT OMITTED]

                                      DCCF              S&P 500 Index

Standard deviation (risk level)       3.06                  4.27


Before we analyze the markets over the past twelve months, let us say a few words about comparisons. We have chosen to compare the Fund's results with the S&P 500 Index because the S&P 500 Index is one of the most widely recognized benchmarks and, it is instructive in showing how the Fund performed compared to the broad market. Most rating services, such as Lipper, will place the Fund in the Equity Income category or Large Cap Value category. Those Lipper Indexes returned -3.59% and 0.01%, respectively, over the past twelve months. We believe the Equity Income category is the correct category because of the income generated from selling individual call options.

Getting back to the market, this past year has been one of the strangest markets we have seen in years. The explosiveness of the technology industry has been especially amazing. From July 31, 1999 to December 31, 1999 the technology industry appreciated over 40%. The next highest group was the consumer cyclical industry, which appreciated approximately 10%. (Numbers are from the Dow Jones
U. S. Total Market Industry Groups that appear weekly in Barron's.) We point this out because when one particular industry group, especially one that is a large percentage of the S&P 500 Index, appreciates rapidly in a short period of time, the Fund will tend to under-perform the Index. Let's show this with an example. Assume a stock is priced at $50 and we can sell an option with a strike price of $50 for $5. (Strike price is the price that the purchaser of the option can buy the stock). If the stock appreciates 20% to $60 the optioned strategy will appreciate 10%. The purchaser of the option will exercise it by paying the seller $50 for the stock. The seller also keeps the $5 premium the purchaser paid. The seller of the option now has $55, 10% higher than the $50 original price of the stock.

Keep in mind that if the stock in our example only appreciated 10%, the return of the optioned strategy would have been the same as the underlying stock but with less risk. For any appreciation less than 10% in our example, the optioned strategy would have been superior.

The next step is to apply our example to the Fund's performance. Looking at the period from inception on March 24, 1999 through December 31, 1999 the Fund appreciated 11% while the S&P 500 Index appreciated 17.5%. From July 31, 1999 to December 31, 1999 the S&P 500 Index appreciated over 11% while the Fund appreciated just over 3%. Remember that over this short period the technology industry appreciated over 40%. As our example showed, the Fund will lag the S&P 500 Index when it appreciates rapidly over a short period of time. Our example also suggests that the Fund will do better than the S&P 500 Index in a flat or declining market. For the first seven months of this year the Fund appreciated
 .57% while the S&P 500 Index declined 2%. This is what should be expected from the Fund and what our example showed would happen.

The purpose of the above discussion is to explain in some detail how the Fund's optioned strategy works but more importantly to show that the Fund is performing just as expected. It should also be pointed out that a covered call strategy reduces the volatility or risk. Looking at the standard deviation of returns, the Fund is 71.6% as volatile as the S&P 500 Index while capturing approximately 80% of the return of the S&P 500 Index.

Looking forward, we do not expect the market to appreciate as rapidly as it did from 1996 to 1999. We expect the market to return to its historical rates of 8-10% a year. Technology will still be a leader, but with stock valuations so high in this industry, appreciation in technology stocks will moderate. The other factor we see that will moderate stock appreciation is competition. With the increasing globalization of the economy many more firms will be competing for the same business. Competition will moderate profits and, therefore, stock appreciation. Reviewing the example above and the Fund's results to date, historical market returns will be very favorable for the Fund and its risk reducing strategy.

Finally, it is sometimes difficult to see the performance on a relatively new fund like this one. We suggest that you view www.maxfunds.com and enter the name Dobson. This will show you daily price changes and other analyses.

We thank you for investing with us. Please don't hesitate to contact us if you have questions or comments.

Charles L. Dobson
Portfolio Manager

DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS  - JULY 31, 2000
COMMON STOCKS - 95.0%                                                        SHARES                        VALUE

AEROSPACE & DEFENSE - 3.2%
AEROSPACE & DEFENSE - 3.2%
Boeing Co. (a)                                                                    1,000                       $ 49,000
                                                                                                      -----------------
BASIC INDUSTRIES - 2.2%
PAPER & FOREST PRODUCTS - 2.2%
International Paper Co. (a)                                                       1,000                         34,000
                                                                                                      -----------------
DURABLES - 6.7%
AUTOS & AUTO PARTS - 3.1%
Ford Motor Co. (a)                                                                1,000                         46,563
Visteon Corp.                                                                       131                          1,833
                                                                                                      -----------------
                                                                                                                48,396
                                                                                                      -----------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 3.6%
Eastman Kodak Co. (a)                                                             1,000                         54,875
                                                                                                      -----------------

   TOTAL DURABLES                                                                                              103,271
                                                                                                      -----------------
ENERGY - 8.6%
ENERGY SERVICES - 4.8%
Schlumberger Ltd. (a)                                                             1,000                         73,937
                                                                                                      -----------------
OIL & GAS - 3.8%
Royal Dutch Petroleum Co. (a) (d)                                                 1,000                         58,250
                                                                                                      -----------------

   TOTAL ENERGY                                                                                                132,187
                                                                                                      -----------------
FINANCE - 13.6%
BANKS - 10.4%
Bank of America Corp. (a)                                                         1,000                         47,375
Citigroup, Inc. (a)                                                               1,000                         70,563
Wells Fargo & Co. (a)                                                             1,000                         41,312
                                                                                                      -----------------
                                                                                                               159,250
                                                                                                      -----------------
FEDERAL & FEDERALLY-SPONSORED CREDIT AGENCIES - 3.2%
Federal National Mortgage Assoc. (a)                                              1,000                         49,875
                                                                                                      -----------------

   TOTAL FINANCE                                                                                               209,125
                                                                                                      -----------------
HEALTH - 9.5%
DIVERSIFIED - 6.7%
American Home Products Corp. (a)                                                  1,000                         53,062
Bristol-Myers Squibb Co. (a)                                                      1,000                         49,625
                                                                                                      -----------------
                                                                                                               102,687
                                                                                                      -----------------

DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS  - JULY 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                                     SHARES                        VALUE

HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - 2.8%
Schering-Plough Corp. (a)                                                         1,000                       $ 43,188
                                                                                                      -----------------

   TOTAL HEALTH                                                                                                145,875
                                                                                                      -----------------
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Caterpillar, Inc. (a)                                                             1,000                         34,063
                                                                                                      -----------------
MEDIA & LEISURE - 4.5%
ENTERTAINMENT - 2.5%
Disney (Walt) Co. (a)                                                             1,000                         38,687
                                                                                                      -----------------

RESTAURANTS - 2.0%
McDonald's Corp. (a)                                                              1,000                         31,500
                                                                                                      -----------------

   TOTAL MEDIA & LEISURE                                                                                        70,187
                                                                                                      -----------------
NON-DURABLES - 8.5%
BEVERAGES - 4.0%
Coca-Cola Co. (a)                                                                 1,000                         61,312
                                                                                                      -----------------
FOODS - 2.6%
Heinz (H.J.) Co. (a)                                                              1,000                         39,938
                                                                                                      -----------------
HOUSEHOLD PRODUCTS - 1.9%
Gillette Co. (a)                                                                  1,000                         29,188
                                                                                                      -----------------

   TOTAL NON-DURABLES                                                                                          130,438
                                                                                                      -----------------
RETAIL & WHOLESALE - 3.4%
BUILDING SUPPLIES - 3.4%
Home Depot, Inc. (a)                                                              1,000                         51,750
                                                                                                      -----------------
TECHNOLOGY - 21.2%
COMMUNICATIONS EQUIPMENT - 11.3%
Cisco Systems, Inc. (a) (b)                                                       2,000                        130,875
Lucent Technologies, Inc. (a)                                                     1,000                         43,750
                                                                                                      -----------------
                                                                                                               174,625
                                                                                                      -----------------
COMPUTER SERVICES & SOFTWARE - 4.9%
Oracle Corp. (a) (b)                                                              1,000                         75,188
                                                                                                      -----------------

DOBSON COVERED CALL FUND
SCHEDULE OF INVESTMENTS  - JULY 31, 2000 - CONTINUED

COMMON STOCKS - CONTINUED                                                     SHARES                        VALUE

TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 2.8%
Dell Computer Corp. (a) (b)                                                       1,000                       $ 43,937
                                                                                                      -----------------
ELECTRONIC INSTRUMENTS - 2.2%
Honeywell International, Inc. (a)                                                 1,000                         33,625
                                                                                                      -----------------

  TOTAL TECHNOLOGY                                                                                             327,375
                                                                                                      -----------------
UTILITIES - 11.4%
ELECTRIC UTILITY - 4.0%
Duke Energy Corp.                                                                 1,000                         61,687
                                                                                                      -----------------
TELEPHONE SERVICES - 7.4%
AT&T Corp. (a)                                                                    1,000                         30,938
BellSouth Corp. (a)                                                               1,000                         39,812
SBC Communications, Inc. (a)                                                      1,000                         42,563
                                                                                                      -----------------
                                                                                                               113,313
                                                                                                      -----------------

   TOTAL UTILITIES                                                                                             175,000
                                                                                                      -----------------

TOTAL COMMON STOCKS (COST $1,561,027)                                                                        1,462,271
                                                                                                      -----------------

                                                                            PRINCIPAL
                                                                              VALUE                         VALUE

Money Market Securities - 2.9%
Federated Prime Obligations Fund, 6.11% (c) (Cost $44,898)                       44,898                       $ 44,898
                                                                                                      -----------------

TOTAL INVESTMENTS - 97.9% (COST $1,605,925)                                                                  1,507,169
                                                                                                      -----------------
OTHER ASSETS LESS LIABILITIES - 2.1%                                                                            32,743
                                                                                                      -----------------
TOTAL NET ASSETS - 100.0%                                                                                  $ 1,539,912
                                                                                                      =================


(a) Security is segregated as collateral for options written.
(b) Non-income producing
(c) Variable rate  security;  the coupon rate shown  represents the rate at July 31, 2000.
(d) New York Registry

CALL OPTIONS WRITTEN JULY 31, 2000

                                                                                             SHARES
                                                                                             SUBJECT
COMMON STOCKS / EXPIRATION DATE @ EXERCISE PRICE                                             TO CALL          VALUE

AT&T Corp. / October 2000 @ 40                                                                1,000              $ 500
American Home Products Corp. / September 2000 @ 60                                            1,000              1,063
Bank of America Corp. / August 2000 @ 55                                                      1,000                125
BellSouth Corp. / August 2000 @ 50                                                            1,000                 62
Boeing Co. / August 2000 @ 40                                                                 1,000              9,250
Bristol-Myers Squibb Co. / September 2000 @ 60                                                1,000                625
Caterpillar, Inc. / August 2000 @ 45                                                          1,000                187
Cisco Systems, Inc. / August 2000 @ 65                                                        1,000              4,000
Cisco Systems, Inc. / August 2000 @ 70                                                        1,000              1,750
Citigroup, Inc. / September 2000 @ 70                                                         1,000              3,625
Coca-Cola Co. / August 2000 @ 55                                                              1,000              7,125
Dell Computer Corp. / August 2000 @ 50                                                        1,000                500
Disney (Walt) Co. / October 2000 @ 40                                                         1,000              2,063
Eastman Kodak Co. / October 2000 @ 60                                                         1,000              1,625
Federal National Mortgage Assoc. / August 2000 @ 60                                           1,000                 62
Ford Motor Co. / Aug 2000 @ 50                                                                1,000                563
Gillette Co. / September 2000 @ 35                                                            1,000                313
Heinz (H.J.) Co. / September 2000 @ 45                                                        1,000                344
Home Depot, Inc. / August 2000 @ 60                                                           1,000                187
Honeywell International, Inc. / September 2000 @ 55                                           1,000                188
International Paper, Inc. / October 2000 @ 40                                                 1,000                875
Lucent Technologies, Inc. / October 2000 @ 60                                                 1,000                500
McDonald's Corp. / September 2000 @ 35                                                        1,000                562
Oracle Corp. / August 2000 @ 75                                                               1,000              4,500
Royal Dutch Petroleum Co. / September 2000 @ 60                                               1,000              1,250
SBC Communications, Inc. / October 2000 @ 55                                                  1,000                437
Schering-Plough Corp. / August 2000 @ 50                                                      1,000                187
Schlumberger Ltd. / August 2000 @ 80                                                          1,000                938
Wells Fargo & Co. / September  2000 @ 45                                                      1,000              1,000
                                                                                                      -----------------

Total (premiums received $66,545)                                                                             $ 44,406
                                                                                                      =================

DOBSON COVERED CALL FUND                                                             JULY 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS

Investment in securities (cost $1,605,925)                                                  $ 1,507,169
Cash                                                                                                 77
Dividends receivable                                                                              2,219
Interest receivable                                                                                 434
Receivable for securities sold                                                                   79,967
Receivable from investment advisor
   for reimbursed expenses                                                                       10,074
                                                                                     -------------------
   TOTAL ASSETS                                                                               1,599,940

LIABILITIES

Accrued distribution fee payable                                          $ 2,322
Other payables and accrued expenses                                        13,300
Covered call options written -
   (premiums received $66,545)                                             44,406
                                                                 -----------------
   TOTAL LIABILITIES                                                                             60,028
                                                                                     -------------------

NET ASSETS                                                                                  $ 1,539,912
                                                                                     ===================

Net Assets consist of:
Paid in capital                                                                               1,521,044
Accumulated undistributed net investment income                                                   4,211
Accumulated undistributed net realized gain on investments                                       91,274
Net unrealized depreciation on investments                                                      (76,617)
                                                                                     -------------------

NET ASSETS, for 144,342 shares                                                              $ 1,539,912
                                                                                     ===================

NET ASSET VALUE

Net Assets
Offering price and redemption price per share ($1,539,912 / 144,342)                            $ 10.67
                                                                                     ===================

DOBSON COVERED CALL FUND
STATEMENT OF OPERATIONS FOR THE
YEAR ENDED JULY 31, 2000
INVESTMENT INCOME
Dividend income                                                                                 $ 22,382
Interest income                                                                                    4,703
                                                                                          ---------------
TOTAL INCOME                                                                                      27,085


EXPENSES
Investment advisory fees                                                              0
Administration fees                                                              30,000
Transfer agent fees                                                              14,126
Custodian fees                                                                   11,270
Pricing & bookkeeping fees                                                        9,700
Audit fees                                                                        5,200
Legal fees                                                                        5,025
Distribution fees                                                                 1,287
Trustees' fees                                                                    2,055
Shareholder reports                                                               1,507
Registration fees                                                                 1,340
Insurance expense                                                                   366
                                                                      ------------------
Total expenses before reimbursement                                              81,876
Reimbursed expenses                                                             (59,422)
                                                                      ------------------
Total operating expenses                                                                          22,454
                                                                                          ---------------
NET INVESTMENT INCOME                                                                              4,631
                                                                                          ---------------

REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investment securities                                       88,905
Net realized gain on options transactions                                        64,001
Change in net unrealized appreciation (depreciation)
   on investment securities                                                    (105,243)
                                                                      ------------------
Net gain on investment securities & options transactions                                          47,663
                                                                                          ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $ 52,294
                                                                                          ===============

DOBSON COVERED CALL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE                   FOR THE
                                                                                   YEAR ENDED               PERIOD ENDED
                                                                                  JULY 31, 2000           JULY 31, 1999 (A)
                                                                               --------------------     ----------------------
Increase (Decrease) in Net Assets
OPERATIONS
   Net investment income                                                                   $ 4,631                    $ 1,310
   Net realized gain on investment securities                                               88,905                      3,690
   Net realized gain on options transactions                                                64,001                        929
   Change in net unrealized appreciation (depreciation)                                   (105,243)                    28,626
                                                                               --------------------     ----------------------
   Net increase in net assets resulting from operations                                     52,294                     34,555
                                                                               --------------------     ----------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From investment income                                                                   (1,730)                         0
   From net realized gain                                                                  (66,251)                         0
                                                                               --------------------     ----------------------
   Total Distributions                                                                     (67,981)                         0
                                                                               --------------------     ----------------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                        251,616                  1,340,688
   Shares issued in reinvestment                                                            67,981                          0
   Shares redeemed                                                                        (139,241)                         0
                                                                               --------------------     ----------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                                 180,356                  1,340,688
                                                                               --------------------     ----------------------
   TOTAL INCREASE IN NET ASSETS                                                            164,669                  1,375,243
                                                                               --------------------     ----------------------
Net Assets
   Beginning of period                                                                   1,375,243                          0
                                                                               --------------------     ----------------------
   End of period [including accumulated undistributed net
      investment income of $4,211 and $1,310, respectively]                            $ 1,539,912                $ 1,375,243
                                                                               ====================     ======================

(a)  March 24, 1999 (commencement of operations) to July 31, 1999

DOBSON COVERED CALL FUND
FINANCIAL HIGHLIGHTS
                                                         FOR THE                     FOR THE
                                                        YEAR ENDED                 PERIOD ENDED
                                                      JULY 31, 2000             JULY 31, 1999 (C)
                                                   ---------------------       --------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                            $ 10.78                    $ 10.00
                                                   ---------------------       --------------------
Income from investment operations
   Net investment income                                           0.03                       0.01
   Net realized and unrealized gain                                0.35                       0.77
                                                   ---------------------       --------------------
Total from investment operations                                   0.38                       0.78
                                                   ---------------------       --------------------
Less Distributions
   From net investment income                                     (0.01)                      0.00
   From net realized gain                                         (0.48)                      0.00
                                                   ---------------------       --------------------
Total Distributions                                               (0.49)                      0.00
                                                   ---------------------       --------------------
Net asset value, end of period                                  $ 10.67                    $ 10.78
                                                   =====================       ====================

TOTAL RETURN                                                      3.59%                      7.80%  (b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $1,540                     $1,375
Ratio of expenses to average net assets                           1.50%                      1.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           5.47%                      9.77%  (a)
Ratio of net investment income to
   average net assets                                             0.31%                      0.32%  (a)
Ratio of net investment income to
   average net assets before reimbursement                       (3.66)%                    (7.95)% (a)
Portfolio turnover rate                                          31.75%                     47.01%  (a)

(a)  Annualized
(b)  For a period of less than a full year, the total return is not annualized.
(c)  March 24, 1999 (commencement of operations) to July 31, 1999

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JULY 31, 2000

NOTE 1.  ORGANIZATION

      Dobson Covered Call Fund (the "Fund") was organized as a series of the AmeriPrime Funds (the "Trust") on March 22, 1999 and commenced operations on March 24, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is total return over the long term. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     OPTION WRITING - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     DIVIDENDS AND DISTRIBUTIONS - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

     OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Dobson Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in September 1998. Charles L. Dobson is the president, director and sole shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets, to the extent the management fee equals zero. The remaining portion of expenses will be reimbursed by the Advisor. For the year ended July 31, 2000, the Advisor received fees of $0 from the Fund. For the year ended July 31, 2000, the Advisor reimbursed expenses of $59,422. The director of the Advisor is also a shareholder of the Fund.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Administrator receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended July 31, 2000, the Administrator received fees of $30,000 from the Fund for administrative services provided to the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $750). For the year ended July 31, 2000, Unified received fees of $14,126 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). For the year ended July 31, 2000, Unified received fees of $9,700 from the Fund for fund accounting services provided to the Fund.

                            DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2000 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. The distribution expense for the period August 1, 1999 through December 9, 1999 was $1,287. Effective December 10, 1999 the 12b-1 plan was inactivated. Certain members of management of the Administrator and the Distributor are also members of management of the Trust.

NOTE 4.  SHARE TRANSACTIONS

     As of July 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at July 31, 2000 was $1,521,044.

Transactions in shares were as follows:


                                FOR THE YEAR ENDED               FOR THE PERIOD MARCH 24, 1999
                                  JULY 31, 2000                 (COMMENCEMENT OF OPERATIONS) TO
                                                                         JULY 31, 1999

                             SHARES           DOLLARS               SHARES              DOLLARS

Shares sold                  24,319          $251,616              127,555            $1,340,688
Shares issued in
reinvestment                  6,425            67,981                    0                     0
Shares redeemed
                            (13,957)         (139,241)                   0                     0
                            --------       -----------           -----------         ------------
                             16,787          $180,356              127,555            $1,340,688
                            ========       ===========           ===========         ============

NOTE 5.  INVESTMENTS

     For the year ended July 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $581,148 and $463,184, respectively. As of July 31, 2000, the gross unrealized appreciation for all securities totaled $199,680 and the gross unrealized depreciation for all securities totaled $276,297 for a net unrealized depreciation of $76,617. The aggregate cost of securities for federal income tax purposes at July 31, 2000 was $1,605,925.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             DOBSON COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 2000 - CONTINUED

NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2000, Charles L. Dobson, President of the Advisor, beneficially owned in aggregate more than 72% of the Fund.

NOTE 8. CALL OPTIONS WRITTEN

     As of July 31, 2000, portfolio securities valued at $1,398,751 were held in escrow by the custodian as cover for call options written by the Fund.

     Transactions in options written during the year ended July 31, 2000 were as follows:

                                                                       NUMBER OF          PREMIUMS
                                                                       CONTRACTS          RECEIVED

 Options outstanding at July 31, 1999                                      240            $71,908
 Options written                                                         1,530            383,633
 Options written due to stock splits                                        10                  0
 Options terminated in closing purchase transactions                      (570)          (163,625)
 Options expired                                                          (860)          (198,706)
 Options exercised                                                         (60)           (26,665)
                                                                        -------          ---------
 Options outstanding at July 31, 2000                                      290            $66,545
                                                                        =======          =========

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees

Dobson Covered Call Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Dobson Covered Call Fund, including the schedule of portfolio investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended, and the period from March 24, 1999 to July 31, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dobson Covered Call Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, and the period from March 24, 1999 to July 31, 1999 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
August 18, 2000